Supplement Dated April 17, 2002, to
                              The Prospectuses for
                          PaineWebber Advantage Annuity
                                    issued by
                       American Republic Insurance Company
                                     and its
                   American Republic Variable Annuity Account


This Supplement updates certain information contained in your Prospectus. Please read it carefully and retain it for future reference. You have directed that net purchase payments made under your American Republic Insurance Company ("American Republic") variable annuity contract ("Contract") be allocated to investment divisions of American Republic Variable Annuity Account ("Separate Account"). The investment divisions of the Separate Account invest in one or more series of the Brinson Series Trust, an open-end management investment company formerly known as the Mitchell Hutchins Series Trust.

The shareholders of the Strategic Fixed Income Portfolio of the Brinson Series Trust (the "Brinson Strategic Fixed Income Portfolio") and the shareholders of the Money Market Portfolio of the Brinson Series Trust (the "Brinson Money Market Portfolio") (each a "Brinson Portfolio") have voted to replace the respective Brinson Portfolio with a series of the Alliance Variable Products Series Fund, Inc. (each an "Alliance Portfolio"). The current prospectus for the Alliance Variable Products Series Fund, Inc. is attached. Please read it carefully and retain it for future reference.

On April 5, 2002, the Brinson Strategic Fixed Income Portfolio implemented an Agreement and Plan of Acquisition and Termination providing for the transfer of all of the assets of that Brinson Portfolio to the U.S. Government/High Grade Securities Portfolio of the Alliance Variable Products Series Fund, Inc. (the "Alliance U.S. Govt/High Grade Securities Portfolio") in exchange for shares of the Alliance U.S. Govt/High Grade Securities Portfolio and the assumption by that Alliance Portfolio of stated liabilities of the Brinson Strategic Fixed Income Portfolio. Those Alliance Portfolio shares were distributed to the shareholders of the Brinson Strategic Fixed Income Portfolio in liquidation and dissolution of the Brinson Strategic Fixed Income Portfolio.

On April 4, 2002, the Brinson Money Market Portfolio implemented a Plan of Liquidation providing for the orderly sale of all of the portfolio securities held by the Brinson Money Market Portfolio to convert all such assets into cash and cash equivalents. Thereafter, and after paying in full (or reserving assets for payment in full) to all of its creditors, the Brinson Money Market Portfolio made a cash distribution to each of its shareholders, based on that shareholder's proportionate share in the net assets of the Brinson Money Market Portfolio, in redemption and cancellation of its outstanding shares.

Following the liquidation of the Brinson Money Market Portfolio, American Republic purchased with the proceeds of the liquidation, and for the benefit of Contract owners invested in the Brinson Money Market Portfolio at the time of its liquidation, an interest in the Money Market Portfolio of the Alliance Variable Products Series Fund, Inc. (the "Alliance Money Market Portfolio") at net asset value. (Such purchase is referred to herein as the "Substitution.") The Substitution did not affect the value of a Contract owner's interest as transferred to the Alliance Money Market Portfolio.

Contract owners will not incur any fees or charges as a result of the Substitution or the implementation of the Agreement and Plan of Acquisition and Termination. Neither the rights of the Contract owners nor the obligations of American Republic under the Contracts were altered by the Substitution or the Agreement and Plan of Acquisition and Termination. Fees and charges assessed by American Republic under the Contracts are not greater after the implementation of the Substitution and the Agreement and Plan of Acquisition and Termination than they were before the implementation of the Substitution and the Agreement and Plan of Acquisition and Termination. The expenses incurred in connection with effecting the Substitution and the Agreement and Plan of Acquisition and Termination were paid by the investment adviser of the Brinson Portfolios.




       Brinson Portfolio/Acquired Portfolio                          Alliance Portfolio/Acquiring Portfolio

Brinson Strategic Fixed Income Portfolio               Alliance US Government/High Grade Securities Portfolio

Brinson Money Market Portfolio                         Alliance Money Market Portfolio




Accordingly, that portion of your Contract value formerly invested in each of the Brinson Portfolios listed above now is invested in the corresponding Alliance Portfolio.


Related changes to your Prospectus:

-- The presentation of contract owner transaction expenses is replaced with the following.



   Contract Owner Transaction Expenses

        Deferred Sales Load (as a percentage of Purchase Payments)(1)                        5%

        Transfer Fee (2)                                                                 $0 - $10

        Charge for Excess Withdrawals (3)                                                   $10

        Annual Contract Fee                                                                 $30


(1) There is no deferred sales load (also referred to as an "early withdrawal charge") after the fifth Contract year.

(2) The Contract provides that each transfer in excess of 6 in a calendar year is subject to a charge of $10. The Company has waived this fee until further notice.

(3) A withdrawal transaction charge of $10 will be imposed on each withdrawal in excess of 3 per calendar year.



-- The presentation of portfolio expenses for the Brinson Money Market Portfolio and the Brinson Strategic Fixed Income Portfolio are replaced with the following.


                                                                           Alliance Money         Alliance U.S. Govt/High
                                                                          Market Portfolio      Grade Securities Portfolio

    Portfolio Company Annual Expenses
    (as a percentage of portfolio company average net assets)

        Management fees                                                        0.50%                      0.60%

        Other Expenses of the Fund                                             0.13%                      0.29%

           Total Portfolio Company Annual Expenses Fees                        0.63%                      0.89%



-- The "Money Market Division" and the "Strategic Fixed Income Division" columns in the Example presented following the fee table and the table of portfolio expenses for the Contract are replaced with the following.

Example

                                                                            Money Market Division    U.S. Govt/High Grade
                                                                                                      Securities Division

    If you surrender or annuitize (*) your Contract at the end of the applicable time period:

           You would pay the following expenses on a            1 Year                71                       74
          $1,000 investment, assuming 5% annual return on
          assets:                                              3 Years               116                      124

                                                               5 Years               163                      177

                                                              10 Years               244                      271






                                                                            Money Market Division    U.S. Govt/High Grade

                                                                                                      Securities Division

         If you do not surrender your Contract:
                                                                1 Year                 21                      24
         You would pay the following
         expenses on a $1,000 investment,                       3 Years                66                      74
         assuming 5% annual return on assets:
                                                                5 Years               113                     127

                                                               10 Years               244                     271


(*) The deferred sales load will not be assessed at the time of annuitization if the annuity payment option chosen contains life contingencies.

The purpose of the above table is to assist the Contract Owner in understanding the various costs and expenses that a Contract Owner will bear directly or indirectly. Premium taxes, which currently range from 0 to 3.5%, can be deducted when incurred. However, the Company may advance the amount of such premium taxes when incurred and deduct such amount subsequently. Note that the expense amounts shown above in the hypothetical example are aggregate amounts for the total number of years indicated. For additional information about expenses of the Contract, see "Contract Charges and Deductions" in the Prospectus.

The example should not be considered a representation of past or future expenses. A Contract Owner's actual expenses may be greater or less than those shown. Similarly, a portfolio's rate of return may be more or less than the 5% assumed in the example.

-- The descriptions in your Prospectus of the investments of the Separate Account in the Brinson Portfolios should be deleted, and descriptions of the following Alliance Portfolios should be inserted.

     Alliance U.S. Government/High Grade Securities Portfolio

     The Portfolio seeks high current income consistent with preservation of capital through investment primarily in U.S. Government securities, including mortgage-related securities, and repurchase agreements relating to U.S. Government securities, and in other high-grade debt securities. To a lesser degree, the Portfolio invests in investment grade corporate debt securities. The average weighted maturity of the Portfolio's investments varies between one year or less and 30 years. The Portfolio expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

     Alliance Money Market Portfolio

     The Portfolio seeks safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives. The Portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities. Although the Portfolio seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that it will do so. During extended periods of low interest rates, the yield of the money market division may become extremely low and possibly negative.

-- The descriptions of the investment advisers and sub-advisers for the Brinson Portfolios should be deleted. The following information regarding the investment adviser to the Alliance Portfolios should be inserted.

     Alliance is a leading global investment management firm supervising client accounts with assets as of December 31, 2001, totaling approximately $455 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.

                                    * * * * *
Contract Owner inquiries should be directed to Annuity Administration at American Republic Insurance Company, P.O. Box 1, Des Moines, IA 50301-0001, or by calling 1-800-367-6058.